JADE101 Phase 1 Interim Data Conference Call June 1, 2026 Nasdaq: jbio Exhibit 99.1

Disclaimers Forward Looking Statements Certain statements contained in or made orally during this presentation, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to Jade’s expectations, hopes, beliefs, intentions or strategies regarding the future of its pipeline and business including, without limitation: Jade’s ability to achieve the expected benefits or opportunities with respect to JADE101, including its best-in-class potential; the expected enrollment of the Phase 2 clinical trial of JADE101; the expected timelines for the availability of interim data from the Phase 2 clinical trial of JADE101;  Jade’s plans to conduct a Phase 3 clinical trial of JADE101, the design and timing thereof and Jade’s expectations that such trial will serve as a registrational study; Jade’s proposed dosing strategy and its expected optimization of clinical activity and convenience; projected or simulated pharmacodynamic outcomes, including steady-state IgA reductions, and the potential therapeutic uses, efficacy, durability, safety profiles, and dosing of JADE101. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. Management believes these forward looking statements are reasonable as of the time made. There can be no assurance that future developments affecting Jade will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Jade’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: interim results of a clinical trial are not necessarily indicative of final results and one or more of the outcomes may materially change following more comprehensive reviews of the data, as follow-up on the outcome of any particular participant continues and as more participant or final data becomes available; modeled and predicted data for JADE101 may not be realized in actual clinical studies and may not accurately represent performance of third party agents; the ongoing and planned clinical trials of JADE101 and any other clinical trials may be delayed or may not demonstrate desirable efficacy or predicted performance; Jade’s planned JADE101 Phase 3 clinical trial  may be delayed based on FDA feedback or requirements, as the FDA retains broad discretion to require additional clinical data for any product candidate prior to the conduct of a Phase 3 clinical trial or submission for regulatory approval; even if such Phase 3 trial is successful, it may not support regulatory approval; adverse events and safety signals may occur; Jade may experience unanticipated costs, difficulties or delays in the product development process; Jade’s product candidates may be delayed to a point where they are not commercially viable; clinical trial start up, enrollment or regulatory challenges may occur; challenges associated with Jade’s dependence on third-party vendors for the development, manufacture and supply of its product candidates may occur; Jade may use its capital resources sooner than expected; and the other risks, uncertainties and factors more fully described in Jade’s most recent filings with the Securities and Exchange Commission (including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2026). Should one or more of these risks or uncertainties materialize, or should any of Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Jade does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Jade. Market and Industry Data; Cross-Study Comparisons  Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation. Statements as to our market and competitive position data are based on market data currently available to us, as well as management’s internal analyses and assumptions regarding the company, which involve certain assumptions and estimates. These internal analyses have not been verified by any independent sources, and there can be no assurance that the assumptions or estimates are accurate. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. As a result, we cannot guarantee the accuracy or completeness of such information contained in this presentation. This presentation contains comparisons of data across separate, non-head-to-head studies. No head-to-head study has been conducted comparing JADE101 to other candidates or approved agents.  Differences may exist between study designs, patient characteristics and other factors, and caution should be exercised in drawing any conclusions from a comparison of the data across studies as cross-study comparisons are inherently limited and such data may not be directly comparable.  In addition, data from third party products have been extracted via digitization and represent approximate values.

JADE101

JADE101 Phase 1 study **met or exceeded objectives**

Clinical data support potential for every-12-week subcutaneous dosing with best-in-class, disease-modifying potential

ENDPOINT	JADE101 OBJECTIVE	JADE101 DATA
Dosing	▪ Single SC maintenance dose Q8W	☑ Potential for **single SC maintenance dose Q12W**
Safety	▪ Favorable safety profile consistent with selective anti-APRIL mechanism	☑ Favorable safety profile; **well-tolerated at all tested doses**
Pharmacodynamics	▪ ≥55% IgA reduction sustained for ≥8 weeks ▪ Rapid, complete and sustained suppression of fAPRIL	☑ **~70% IgA reduction** sustained at **12 weeks** at 700 mg; modeled to be **maintained with single SC 350mg Q12W** maintenance dose ☑ **IgA-lowering potency ~379-fold** higher than sibeprenlimab; **~26-fold higher** than povetacicept ☑ Rapid, complete and sustained suppression of fAPRIL
Pharmacokinetics	▪ Extended half-life ▪ TMDD mitigation ▪ Minimal ADA impact on exposure	☑ **~8.7 fold longer half-life** than povetacicept; **~2.6 fold longer** than sibeprenlimab ☑ **TMDD threshold** estimated **~2.5-fold lower** than sibeprenlimab ☑ **No** apparent **impact of ADA** observed **on PK or PD**

Data cut off: April 14, 2026
SC – Subcutaneous; HV – Healthy Volunteer; TMDD – Target-Mediated Drug Disposition; ADA – Anti-Drug Antibodies; PK – Pharmacokinetics; PD – Pharmacodynamics; mAb – Monoclonal Antibody; IgA – Immunoglobulin A; APRIL – A Proliferation-Inducing Ligand; fAPRIL – Free A Proliferation-Inducing Ligand; Q8W – Every 8 Weeks; Q12W – Every 12 Weeks; sibeprenlimab (Sibe); povetacicept (Pove); zigakibart (Ziga); Data on Sibe and Pove from third-party data; Reported half-life of Sibe 9.3 days (Voyxact, 2025) and Pove 2.8 days (Davies, 2024). Sibe TMDD threshold based on a visual estimate of third-party data. No head-to-head study has been conducted comparing JADE101 to other candidates or approved agents. Differences exist between study designs, patient characteristics and other factors, and caution should be exercised in drawing any conclusions from a comparison of the data across studies as cross-study comparisons are inherently limited and such data may not be directly comparable.

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JADE101

Potentially **best-in-class properties** of JADE101

Fully-human, ultra-high binding affinity, and extended half-life

Novel epitope discovered through *de novo* campaign to achieve first fully-human, potentially best-in-class anti-APRIL mAb



Ultra-high (fM) APRIL binding affinity

- Binds **APRIL** to neutralize activity
- **Selective to APRIL** to avoid unnecessary immune suppression
- **Greater APRIL binding affinity** than sibeprenlimab (~750x), zigakibart (~2,000x), and povetacicept (~20x)

Half-life extension through validated YTE Fc modification

- Longer exposure intended to maximize clinical activity and reduce dosing interval to no more frequently than every 8 weeks

Notes: Jade and its licensor, Paragon, have filed patent applications covering the subject matter of JADE101. No head-to-head clinical trials have been conducted between JADE101 and the referenced drug candidates. Cross-trial comparisons are inherently limited and presented for hypothesis-generating purposes only.

fM – Femtomolar

Jade Biosciences 4

JADE101

IgAN is a **$20B+** potential market in the U.S. alone

~169K+ IgAN patients in the U.S., with **60-75% requiring treatment** per international guidelines


Require Treatment
No Additional Treatment Required
0
50,000
100,000
150,000
IgAN EST. PREVALENCE

~1M+ global patients, **significant ex-U.S. market potential**


U.S.
E.U.
Japan
China
0
200
400
600
800
1,000
1,200
'000 Patients
IgAN EST. PREVALENCE
169
205
103
783
1,260

Notes: Per KDIGO guidelines, treatment should be initiated in all cases where patients have proteinuria ≥0.5 g/day. U.S. prevalence estimate from FDA; EU prevalence estimate from EMA; Japan / China prevalence estimates from a Novartis presentation. Estimated pricing of ~$360K-$390K per year based on Voyxact.

Sources: 2023 Pitcher (CJASN); FDA Reviews for Filspari / Tarpeyo; EMA; Novartis data publicly disclosed; 2018 Schena (Seminars in Nephrology); Reuters
IgAN - IgA nephropathy

5

High lifetime risk of end-stage kidney disease A need for effective and convenient therapies for lifelong treatment  IgAN is typically diagnosed in young adults between the ages of 16 and 35; higher proteinuria is associated with greater risk of kidney failure Lifetime risk of progression to end-stage kidney disease begins at low proteinuria thresholds. Notes: Per KDIGO guidelines, treatment should be initiated in all cases where patients have proteinuria ≥0.5 g/day. Sources: 2023 Pitcher (CJASN); 2018 Schena (Seminars in Nephrology); Reuters; American Kidney Fund (Accessed May 2026) Jade101 IgAN is a progressive autoimmune kidney disease requiring lifelong treatment, with significant need for well-tolerated, disease-modifying therapies that offer convenient dosing.

JADE101

Updated KDIGO guidelines position the anti-APRIL class as the **foundational therapy in IgAN**

KDIGO updates:

- Expected to increase IgAN diagnosis
- Expand at-risk patient population requiring treatment
- Lower proteinuria treatment target to <0.5 g/day, preferably <0.3 g/day
- Require targeted therapies that reduce pathogenic IgA


IgAN patients at risk of progressive kidney function loss
Drivers of nephron loss
Manage the IgAN-specific drivers for nephron loss
In all patients these should be addressed **simultaneously**
Manage the generic response to IgAN-induced nephron loss
Treatment strategies
Reduce pathogenic forms of IgA and IgA immune complex formation
Reduce glomerular inflammation
Blood pressure control
Reduce glomerular hyperfiltration and the impact of proteinuria on the tubulointerstitium
Cardio-vascular risk reduction
B cell modulators, including APRIL inhibitors

Sources: KDIGO Commentary 2026; KDIGO 2025 Guidelines; 2023 Mathur (NEJM); Jade analysis. KDIGO – Kidney Disease Improving Global Outcomes.

Jade Biosciences 7

JADE101

IgA responses are consistent between HVs and IgAN patients and **predictive of clinical activity**

IgA reduction in HVs is **highly correlated** with IgA reduction in IgAN patients at **multiple time points...**


r=0.92
MEAN % CHG FROM BSL IN IgA IN IgAN PTS
MEAN % CHG FROM BSL IN IgA IN HVS
0
-20
-40
-60
-60
-40
-20
0
Povetacicept
Zigakibart
Atacicept Placebo
Atacicept
Sibeprenlimab Placebo
Sibeprenlimab

...and **early IgA reduction** further correlates with **W36 UPCR reduction,** in IgAN patients


r=0.92
MEAN IgA % REDUCTION (WEEK 8)
GEOMETRIC MEAN UPCR % REDUCTION (WEEK 36)
0
-20
-40
-60
-60
-40
-20
0
Povetacicept
Zigakibart
Mezagitamab
Atacicept Placebo
Atacicept
Felzartamab
Sibeprenlimab Placebo
Sibeprenlimab
Telitacicept Placebo
Telitacicept

Notes: Sibeprenlimab Phase 2 (IV) and Phase 3 (SC) IgAN data are included. The Phase 2 data are averages of the 4 mg/kg and 8 mg/kg cohorts (HV IV data is from the 6 mg/kg group); the two cohorts saw effectively equivalent IgA reduction at weeks 2, 4, and 8. Zigakibart (Ziga) UPCR data is at W52. Atacicept (Ataci) IgAN W8 is average of W4 and W12 datapoints. Datapoints extracted via digitization and represent approximate values. The company does not possess the underlying raw third-party data. Trend lines are best linear fit. These data are derived from different trials at different points in time, with differences in methodology, design and populations. As a result, cross-trial comparisons are inherently limited.
Sources: 2025 Gufford (ASN Presentation); Voyxact 2025
UPCR – Urine Protein-to-Creatinine Ratio

8

JADE101 Interim Phase 1 Data

PHASE 1

JADE101 Phase 1 study ongoing

DESIGN

- Randomized, double-blind, placebo-controlled
- Single ascending dose
- Subcutaneous administration (175 mg/mL)

POPULATION

- 32 healthy adult volunteers
- N=8 per cohort (6:2 active:placebo)

OBJECTIVES

- Primary: Safety and tolerability
- Secondary: Pharmacokinetics
- Exploratory: Pharmacodynamics (APRIL, IgA, immunoglobulins); Immunogenicity

Dose levels and length of follow-up to date

175MG SC: N = 6:2

Follow-up: ~8 months

↓

350MG SC: N = 6:2

Maintenance dose
Follow-up: ~7 months
Planned maintenance dose in Phase 2 and Phase 3

↓

700MG SC: N = 6:2

Induction dose
Follow-up: ~6 months
Planned induction dose in Phase 2 and Phase 3

↓

1,400MG SC: N = 6:2

Follow-up: ~5 months

Notes: ClinicalTrials.gov ID: NCT07059312. Numbers presented as subjects receiving JADE101 relative to placebo. Each cohort included a sentinel group, n = 2 (1 JADE101, 1 placebo); remainder dosed after safety clearance.

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Baseline characteristics were typical of healthy volunteers Phase 1 Data cutoff: April 14, 2026 BMI – Body Mass Index JADE101 and Placebo 175 mg 350 mg 700 mg 1400 mg All cohorts N 8 8 8 8 32 Age, (yr), Mean (SD) 38.0 (7.86) 44.5 (9.87) 28.0 (9.04) 37.6 (13.70) 37.0 (11.51) Female N (%) 2 (25) 6 (75) 3 (38) 5 (63) 16 (50) White N(%) 5 (63) 6 (75) 4 (50) 3 (38) 18 (56) Asian N (%) 2 (25) 1 (13) 3 (38) 1 (13) 7 (22) BMI, (kg/m2) Mean (SD) 25.5 (2.70) 26.7 (2.88) 25.9 (3.05) 24.2 (3.25) 25.6 (2.97)

JADE101 demonstrated favorable safety profile and was well tolerated across all evaluated doses No severe AEs or deaths All TEAEs were mild/moderate in severity  No clinically significant changes in ECGs or vitals No trends of signals in safety labs No cases of IgG ≤3 g/L  Well-tolerated locally by SC injection 3/32 (9%) mild (2)/moderate (1) injection site erythema 1/32 (3%) mild injection site pain No apparent impact of anti-drug antibodies was observed on PK or PD Healthy Volunteer SAD Safety Summary Phase 1 JADE101 and Placebo 175 mg 350 mg 700 mg 1400 mg All cohorts N 8 8 8 8 32 ≥ 1 TEAE, n (%) 6 (75) 6 (75) 5 (63) 7 (88) 24 (75) ≥ 1 SAE, n 0 0 0 0 0 ≥ 1 severe TEAE, n 0 0 0 0 0 Discontinued due to AE 0 0 0 0 0 TEAEs in the pooled safety analysis occurring in > 2 participants were headache (25%), upper respiratory tract infection (21.9%); injection site erythema, oropharyngeal pain, and pyrexia (9.4% each) Data cutoff: April 14, 2026 AE – Adverse event; ECG – Electrocardiogram; SAD – Single Ascending Dose; SAE – Serious Adverse Event; TEAEs – Treatment Emergent Adverse Events

PHASE 1

JADE101 single dose IgA reductions exceeded those reported with first-generation molecules

- Prolonged IgA reductions of ~70% following a single dose of JADE101
  - Reductions exceeded those reported for first-gen agents
  - Induction dose of 700 mg expected to drive ~70% IgA reductions, with 350 mg maintenance dose predicted to sustain this reduction
- Largest reported magnitude of IgA lowering effect with a single dose for an anti-APRIL or dual APRIL/BAFF
- IgA reductions sustained at 12 weeks at 700 mg

IgA Change from Baseline by Dose



MEAN IgA CFB (%)
10
0
-10
-30
-50
-70
0
4
8
12
16
20
24
28
32
NOMINAL TIME (WEEK)
175 mg
350 mg
700 mg
1400 mg
Placebo

IgA reduction in Healthy Volunteers



SIBEPRENLIMAB
POVETACICEPT
JADE101
MEAN IgA CFB (%)
-20
-30
-40
-50
-60
-70
Commercial Dose
Phase 3 Dose
200 mg SC
400 mg SC
600 mg SC
12 mg/kg IV
24 mg IV
80 mg SC
240 mg SC
960 mg SC
175 mg SC
350 mg SC
700 mg SC
1400 mg SC

700mg single dose predicted to reflect IgA responses with Q12W maintenance dosing (700mg induction + 350mg maintenance)

Data cutoff: April 14, 2026
Source: Internal data; IgA responses estimated via noncompartmental analysis of individual JADE101 profiles and internal analyses of mean reported profiles of povetacicept (Davies, 2024) and sibeprenlimab (Mathur,2022; Zhang,2023). Povetacicept and sibeprenlimab data points extracted via digitization and represent approximate values. The company does not possess the underlying raw third-party data. No head-to-head study has been conducted comparing JADE101 to other candidates or approved agents. Differences exist between study designs, patient characteristics and other factors, and caution should be exercised in drawing any conclusions from a comparison of the data across studies as cross-study comparisons are inherently limited and such data may not be directly comparable.
First-gen – First Generation

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PHASE 1

JADE101 demonstrated compelling *in vivo* potency to lower IgA

- Ultra-high APRIL binding affinity predicted JADE101's enhanced *in vivo* potency to lower serum IgA in humans
  - JADE101 has shown rapid, deep and sustained IgA depletion

	JADE101	POVE	SIBE	ZIGA	ATACI
IgA EC_{50} (nM)	**0.010**	0.27	3.9	16.4	72.9
IgA EC_{50} v JADE101	n/a	26x	379x	1,595x	7,091x
Dosing Interval	**Potentially Q12W**	Q4W	Q4W	Q2W	Q1W

APRIL Binding Affinity and IgA Lowering Potency



1000
100
10
1
0.1
0.01
APRIL KD(pM)
0.001
0.01
0.1
1
10
100
1000
IgA EC50 (ηM)
Ataci (Q1W)
Ziga(Q2W)
Sibe (Q4W)
Pove (Q4W)
R2 = 0.91
JADE101
Potentially Q12W

Data cutoff: April 14, 2026; Source: Internal data; Benchmarks manufactured based on publicly available sequences. Atacicept APRIL KD 672 pM (Vera internal data). IgA EC50 estimates calculated using compartmental PK models linked to indirect response models to describe IgA kinetics built using JADE101-01 data or published PK and IgA concentration-time profiles for each molecule. Sibe (Mathur, 2022; Zhang, 2023); Ziga (Kooienga, 2025); Pove (Davies, 2024); Atacicept (Willen, 2020, Nestorov, 2008/2010, Munafo, 2007). Data points extracted via digitization and represent approximate values. The company does not possess the underlying raw third-party data. These data are derived from different trials at different points in time, with differences in trial design and populations. No head-to-head clinical trials of JADE101 and other agents have been conducted. EC – Effective Concentration; nM – Nanomolar

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0 -10 -30 -50 -70 0 8 16 24 32 40 48 JADE101 350 mg SC Q12W maintenance Pove 80 mg SC Q4W Sibe 400 mg SC Q4W JADE101 PD modeling supports Q12W maintenance dosing Deeper IgA reductions simulated over first-generation anti-APRILs JADE101 induction dose (700 mg) predicted to rapidly maximize IgA depletion >70% IgA reductions projected at steady state with a single subcutaneous maintenance injection (350mg) every 12 weeks  IgA reductions modeled to be faster and deeper than first generation anti-APRIL or dual APRIL/BAFF PHASE 1 Data cutoff: April 14, 2026. Source: Internal data; Solid lines represent the median and shaded area represents the 5th and 95th prediction intervals across 500 simulated trials. JADE101 population-based simulations informed by interim biomarker rich healthy volunteer data obtained in JADE101-01 integrated with data available in the public domain. Sibeprenlimab and povetacicept simulations conducted via population-based approaches using internal models informed by data available in the public domain (Pove: Davies 2024; Sibe: FDA Review 2025). Underlying povetacicept and sibeprenlimab data points extracted via digitization and represent approximate values. The company does not possess the underlying raw third-party data. Modeled data may not be realized in actual clinical studies and may not accurately represent performance of third-party products. JADE101 Q12W Dosing (Year 1) 700mg Induction 350mg Maintenance PREDICTED IgA CFB (%) Time (week) Simulated IgA vs Time – 48 weeks

PHASE 1

IgA reductions for 12 weeks enabled by dose-dependent PK and rapid, complete, and sustained fAPRIL suppression

- ~8.7 fold longer half-life than povetacicept; ~2.6 fold longer than sibeprenlimab
  - JADE101 half-life: 24.2 days
- JADE101 TMDD threshold estimated ~2.5-fold lower than sibeprenlimab
  - PK profiles of first-gen anti-APRIL mAbs strongly influenced by TMDD
- Deep serum fAPRIL suppression as rapidly as 2 hours post SC dose administration
  - >90% APRIL suppression sustained for a median of 85 days at 700 mg

Pharmacokinetics


JADE101 CONC. (µg/mL)
100
10
1
0.1
0.01
0.001
0
4
8
12
16
20
24
TIME (WEEK)
175 mg
350 mg
700 mg
1400 mg

fAPRIL


fAPRIL CFB (%)
50
25
0
-25
-50
-75
-100
0
4
8
12
16
20
24
28
32
TIME (WEEK)
175 mg
350 mg
700 mg
1400 mg
Placebo

Date cutoff: April 14, 2026; Source: Internal data. Half-life dependent on dose and dose interval; JADE101 half-life measured at 700 mg induction dose. Sibeprenlimab TMDD threshold based on visual estimate of third-party data. Duration of fAPRIL response (>90%) estimated via noncompartmental analysis of individual JADE101 participant profiles. No head-to-head study has been conducted comparing JADE101 to other candidates or approved agents. Differences exist between study designs, patient characteristics and other factors, and caution should be exercised in drawing any conclusions from a comparison of the data across studies as cross-study comparisons are inherently limited and such data may not be directly comparable.

16

Changes in IgG, IgM and IgE were consistent with the selective anti-APRIL MoA IgG IgM Magnitude of IgG-lowering consistent with relatively IgG-sparing selective- anti-APRIL MoA No cases of IgG ≤ 3 g/L Substantial IgM and IgE reductions PHASE 1 IgE IgG CFB (%) Time (week) IgM CFB (%) Time (week) IgE CFB (%) Time (week) Data cutoff: April 14, 2026 Source: Internal JADE101-01 data. IgG – Immunoglobulin G; IgM – Immunoglobulin M; IgE – Immunoglobulin E; MoA – Mechanism of Action

JADE101 Next Steps

NEXT STEPS

Q12W dosing expected to optimize clinical activity and convenience for patients

- Plan to evaluate two dosing regimens (Q12W and Q8W) in Phase 2 and Phase 3
  - Two dose Phase 3 may enable an accelerated Phase 3 initiation without awaiting Phase 2 data
  - Supports global regulatory expectations for dose-finding
- Initial induction dose intended to drive ~70% IgA reductions at earlier timepoints
  - Induction dose is 700 mg, followed by Q12W or Q8W maintenance dosing (350 mg) beginning at Week 4


YEAR 1
YEAR 2
JADE101 Q12W
Pove/Sibe Q4W
Ataci/Ziga QW/2W

Notes: JADE101 projected dosage frequency based on internal population pharmacodynamic modeling and dosing schedules remain subject to further clinical investigation. No head-to-head study has been conducted comparing JADE101 to other candidates or approved agents. Differences exist between study designs, patient characteristics and other factors, and caution should be exercised in drawing any conclusions from a comparison of the data across studies as cross-study comparisons are inherently limited and such data may not be directly comparable.

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NEXT STEPS

JADE101 Phase 2 IgAN patient trial initiated; interim data anticipated in 2027

JUNIPER

DESIGN

- Randomized, open-label
- Subcutaneous administration

POPULATION

- Adults with IgAN within 5 yrs
- Proteinuria ≥0.75g/g
- eGFR ≥30mL/min/m^2
- Stable SOC ≥12 weeks

OBJECTIVES

- Safety and tolerability
- UPCR-24 over time (<0.5 g/day, <0.3 g/day)
- eGFR over time


WEEK 0
Induction Dose
700 mg
WEEK 4
Maintenance Dosing
350 mg
Q8W (N=~15)
350 MG
(to Week 100)
Q12W (N=~15)
350 MG
(to Week 100)
Safety Follow Up
24 weeks after last dose
Or
Open-label Extension

ClinicalTrials.gov ID: NCT07541287
SOC – Standard of Care; eGFR – Estimated Glomerular Filtration Rate

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COMPANY OVERVIEW

Advancing **potentially best-in-class therapies** for autoimmune diseases

Well-capitalized with $311 million in cash(1); runway expected into 1H 2028

Candidates designed to maximize clinical activity and allow patient friendly, infrequent dosing

PROGRAM	MOA	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	POTENTIAL INDICATIONS
JADE101	anti-APRIL					IgAN
JADE201	anti-BAFF-R					Multiple systemic AI diseases
JADE301	Undisclosed					Undisclosed

Development candidates from Paragon

Expected Milestones:

JADE101
- ✓ **Interim Phase 1 Data: Q2 2026**
- Interim Phase 2 Data: 2027
- ***Phase 3 Initiation: 1H 2027***

JADE201
- Interim Phase 1 Data: 2027

JADE301
- Phase 1 Initiation : 1H 2027

Notes: Jade has entered into exclusive license agreements with Paragon Therapeutics for JADE101 and JADE201. Jade holds an exclusive option to license JADE301 from Paragon. Jade has not yet entered into a license agreement with respect to JADE301.
AI – Autoimmune; BAFF-R – B cell-Activating Factor Receptor

(1) Cash, cash equivalents and investments as of March 31, 2026.

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Thank you JadeBiosciences.com info@jadebiosciences.com Nasdaq: jbio